UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2020 (August 19, 2020)
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of
Certain Officers

On July 29, 2020, the Board of Directors (“Board”) of the Federal Home Loan Bank of Indianapolis (“Bank”) adopted the 2021 Supplemental Executive Thrift Plan, effective January 1, 2021 (“Plan”). The Plan amends and restates the Supplemental Executive Thrift Plan previously adopted by the Board, which took effect January 1, 2016. On August 19, 2020, the Bank’s primary regulator, the Federal Housing Finance Agency (“Agency”), informed the Bank that it has no objection to the Bank’s adoption and implementation of the Plan.

The purpose of the Plan is to permit certain management or highly-compensated employees of the Bank to elect to defer compensation. The Bank intends that the Plan constitute a deferred compensation arrangement that complies with Section 409A of the Internal Revenue Code of 1986, as amended (“Code”). The Plan will be administered by an administrative committee (“Committee”) appointed by the Board, which initially will be the Human Resources Committee of the Board.

Any Bank employee who is a member of the Bank’s Retirement Savings Plan (as from time to time amended and adopted by the Bank, “Thrift Plan”) is eligible to be designated by the Board as a “Participant” in the Plan. Each employee who is an officer with a title of First Vice President or a higher officer level is automatically eligible to become a Participant without the need for Board designation.

Subject to certain limitations, the Plan permits a Participant to elect to have all or a portion of the Participant’s compensation (generally, base salary or wages) or annual bonus (under a Board-approved incentive compensation plan) payable in or for any calendar year (“Plan Year”) withheld by the Bank and credited to the Participant’s account as a Participant Salary Deferral Contribution or Participant Bonus Deferral Contribution, respectively. The Plan permits Participants to modify their deferral elections, subject to certain limitations. A Participant is fully vested in his or her account balance at all times.

The Plan further provides that the Bank will make Excess Matching Contributions each Plan Year in an amount generally equal to the difference between: (i) the Bank’s employer matching contribution that would have been allocated to the Participant’s account under the Thrift Plan for the year if the Participant Salary Deferral Contribution had been made instead to the Thrift Plan and (ii) the amount of the employer matching contribution actually allocated to the Participant’s account under the Thrift Plan for the year. The Plan permits the Bank (at the Board’s discretion) to make additional matching contributions or supplemental contributions to a Participant’s Plan account.

All contributions credited to a Participant’s account are invested in an irrevocable “rabbi trust” (“Trust”) established to provide for the Plan’s benefits. The Trust will be maintained such that the Plan at all times for purposes of the Employee Retirement Income Security Act of 1974 and the Code will be unfunded and will constitute a mere promise by the Bank to make Plan benefit payments in the future. Any rights created under the Plan will be unsecured contractual rights against the Bank.

The Bank establishes an investment account for each Participant under the Trust, which will at all times remain an asset of the Bank and be subject to claims of the Bank’s general creditors. The Plan permits Participants to allocate their investment account among investment options established by the Committee or the Board.

With respect to the payment of Plan benefits, the Plan provides that a Participant may elect the date that contributions for a Plan Year will be paid or will begin to be paid. Alternatively, a Participant may elect to have payment made or commenced within a specified period following the date of the Participant’s Separation from Service, as defined in the Plan. In general, the Participant’s election must be made no later than the time the Participant makes a deferral election for a Plan Year. In general, a Participant may elect whether to receive payment in a lump sum, in annual installments over a period of two to 10 years, or in a combination of both methods. The Plan permits Participants to modify their payment date elections, subject to certain limitations.

The foregoing descriptions of the Plan and the Thrift Plan do not purport to be complete and are qualified in their entirety by reference to the full text of such plans. The Plan is included herein as Exhibit 10.1 and incorporated herein by reference. For additional information regarding the Thrift Plan, please refer to the Bank’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 10, 2020.

Item 9.01    Financial Statements and Exhibits

A copy of the Federal Home Loan Bank 2021 Supplemental Executive Thrift Plan is attached as Exhibit 10.1 and incorporated herein by reference.

Safe Harbor Statement
This document may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 concerning plans, objectives, goals, strategies, future events, or performance. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” or the negative of these terms or comparable terminology. Any forward-looking statement contained in this document reflects our current beliefs and expectations. Actual results or performance may differ materially from what is expressed in any forward-looking statements.
Any forward-looking statement contained in this document speaks only as of the date on which it was made. We undertake no obligation to publicly update any forward-looking statement, whether because of new information, future developments or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2020

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/GREGORY L. TEARE
Gregory L. Teare
Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	2021 Supplemental Executive Thrift Plan